Exhibit 3.(I)


[GRAPHIC OMITTED]  DEAN HELLER
[SEAL}
                   Secretary of State

                   206 North Carson Street

                   Carson City, Nevada 89701-4299

                   (775) 684-5708

                   Website: secretaryofstate.biz

     Articles of Incorporation

        (PURSUANT TO NRS 78)
                                              ABOVE SPACE IS FOR OFFICE USE ONLY
Important. Read attached instructions before completing form.

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
1. Name of Corporation                     Toro Ventures Inc.
   -------------------

2. Resident Agent                          Empire Stock Transfer Inc.
   Name and Street Address:                Name
   -------------------------
   (must be a Nevada address               7751 West Lake Mead Blvd Ste 300          Las Vegas        NV           89128
   where process may be                    Street Address                            City             State        Zip Code
   served)

                                           Optional Mailing Address                  City             State        Zip Code

3. Shares: (number of shares)
   --------------------------
   corporation authorized to               Number of shares                                     Number of Shares
   issue                                   with par value:  75,000,000     Par   0.001  without par value:
                                                                                 value:

4. Name & Addresses: of                    1. Andrew Wong
   Board of Directors/Trustees:                Name
   ----------------------------
   (attach additional page                 #232 - 2498 West 41st Avenue              Vancouver        BC           V6M 2A7
   there is more than 3                    Street Address                            City             State        Zip Code
   directors/trustees)                     2.
                                               Name

                                           Street Address                            City             State        Zip Code
                                           3.
                                               Name

                                           Street Address                            City             State        Zip Code

5. Purpose:                                The purpose of this Corporation shall be:
   --------
   (optional - see instructions)

6. Names, Address                          Leah Finke                                /s/ Leah Finke
   and Signature of                        Name                                      Signature
   Incorporator.                           7251 West Lake Mead Blvd Ste 300          Las Vegas        NV           89128
   -----------------------------
   (attach additional page there           Address                                   City             State        Zip Code
   is more than 1 incorporator)

7. Certificate of Acceptance               I hereby accept appointment as Resident Agent for the above named corporation.
   of Appointment of                       /s/ Leah Finke                                             4/8/2005
   Resident Agent:                         Authorized Signature of R. A. or On Behalf of R.           Date
                                           A. Company


                This form, must be accompanied by appropriate fees. See attached fee schedule.
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